UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 09, 2024

Atossa Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35610	26-4753208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Spring Street
Seattle, Washington		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 588-0256

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check th e appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2024, the Board of Directors (the “Board”) of Atossa Therapeutics, Inc. (the “Company”) expanded its size and appointed Dr. Tessa Cigler, M.D., M.P.H. as a Class II director to hold office until the 2026 Annual Meeting of Stockholders and until her successor shall have been duly elected and qualified, effective immediately. The Board also appointed Dr. Cigler to serve on the Company’s Nominating and Governance Committee. Dr. Cigler will receive compensation as a non-employee director, as described in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2023. The Company also intends to enter into its standard form of indemnification agreement with Dr. Cigler.

Dr. Cigler received her undergraduate degree from Harvard College, and her M.D. from Duke University School of Medicine. She also holds a Master’s in Public Health from the Harvard School of Public Health. She completed her residency in Internal Medicine at the New York Presbyterian Hospital Weill Cornell Medical Center, followed by a fellowship in Medical Oncology and Hematology at the Dana-Farber Harvard Cancer Center. Dr. Cigler joined the Cornell faculty in August 2007 as a medical oncologist and clinical investigator at the Weill Cornell Breast Center. At Weill Cornell, she heads several clinical trials designed to provide patients with access to new and promising options for therapy and supportive care.

There are no arrangements or understandings between Dr. Cigler and any other persons pursuant to which she was selected to serve as a director; she has no family relationships with any of the Company’s directors or executive officers; and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the foregoing appointment is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 12, 2024

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atossa Therapeutics, Inc.

Date:	March 12, 2024	By:	/s/ Heather Rees
Senior Vice President, Finance and Accounting